RAILROAD COMMISSION OF TEXAS
                              OIL AND GAS DIVISION

MICHAEL L. WILLIAMS,                                           RICHARD A. VARELA
       CHAIRMAN                                   DIRECTOR, OIL AND GAS DIVISION
CHARLES R. MATTHEWS,
       COMMISSIONER
TONY GARZA, COMMISSIONER

1701 N. CONGRESS                                                  (512)463-7288
            CAPITOL STATION - PO. BOX 12967 AUSTIN, TEXAS 78711-2967
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                                    11/20/00
                              FORM P-4 NOTIFICATION         (OIL LEASE)

OPERATOR

       D-MIL PRODUCTION, INC.
       P 0 BOX 49
       ARGYLE        TX     76226

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THE FOLLOWING RRC FORM P-4 "PRODUCER'S CERTIFICATE OF COMPLIANCE AND
AUTHORIZATIGN TO TRANSPORT OIL AND/OR CASINGHEAD GAS FROM AN OIL LEASE OR GAS AND/OR CONDENSATE FROM A GAS WELL" FILED BY:
                 D-MIL PRODUCTION, INC.                  P-5 NO. 196830
                 P 0 BOX 49                              PHONE:  (940)464-3426
                 ARGYLE        TX     76226

HAS BEEN APPROVED ON NOVEMBER 20, 2000

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DISTRICT : 03                           FIELD NAME:  SERBIN (TAYLOR SAND)
COUNTY : BASTROP                        FIELD NO. :  82265 500
EFF. DATE: 11/01/2000                   LEASE NAME:  STEINBACH UNIT
                                        LEASE NO  :   19848

FOR THE PURPOSE CF: CHANGE OF GATHERER, CHANGE OF OPERATOR

PREVIOUS OPERATOR: TDK ENERGY CORPORATION

NAMED ON THE P-4:
TYPE                   NAME                 CODE    PRODUCT   MARKET   % OF TAKE
GATHERER        TEPPCO CRUDE OIL, LLC       TEPCO      OIL               100.00







PLEASE NOTIFY THE AUSTIN OFFICE OF THE RAILROAD COMMISSION IF ANY OF THE ABOVE INFORMATION IS NOT CORRECT.


                                                /s/DEBBIE LAHOOD
                                                APPROVED BY
                                                DEBBIE LAHOOD
                                                ASST-DIRECTOR, PERMITTING/PROD
                                                OIL AND SAS DIVISION

CC:   RRC-03, AND ALL NAMED PARTIES